LEHMAN BROTHERS FIRST TRUST INCOME OPPORTUNITY FUND
399 Park Avenue
New York, New York 10022
_______________

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held on April 19, 2006
_____________

To the Shareholders of
Lehman Brothers First Trust Income Opportunity Fund

Notice is hereby given that the annual meeting of shareholders (the “Annual Meeting”) of Lehman Brothers First Trust Income Opportunity Fund, a Delaware statutory trust (the “Fund”), will be held at the offices of Lehman Brothers Inc., 399 Park Avenue, Sixth Floor, New York, New York 10022, at 11:00 a.m. Eastern time, on April 19, 2006, for the following purposes:

1.
To elect fourteen trustees of the Fund to serve until the annual meeting of shareholders or until their successors are elected and qualified as outlined below; the terms for Class 1, Class 2 and Class 3 trustees expiring in 2009, 2007 and 2008, respectively:

a.
Five Class 1 trustees, Faith Colish, C. Anne Harvey, Cornelius T. Ryan, Peter E. Sundman and Peter P. Trapp, three Class 2 trustees, John Cannon, Jack L. Rivkin and Tom D. Seip, and four Class 3 trustees, Robert A. Kavesh, Edward I. O’Brien, William E. Rulon and Candace L. Straight, to be elected by the holders of common shares (the “Common Shares”) and Money Market Cumulative Preferred Shares (“MMP Shares”), voting together as a single class; and

b.	One Class 2 trustee, Barry Hirsch, and one Class 3 trustee, Howard A. Mileaf, to be elected by the holders of MMP Shares only, voting separately as a single class.

          2. To transact such other business as may properly come before the meeting or any adjournment thereof.

The Board of Trustees of the Fund has fixed the close of business on February 22, 2006, as the record date (the “Record Date”) for the determination of shareholders entitled to notice of and to vote at the meeting.

By Order of the Board of Trustees,

Jonathan Morris
Secretary

February 28, 2006

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD(S) AS SOON AS POSSIBLE IN THE MANNER DESCRIBED ON THE ENCLOSED PROXY CARD(S). INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.

If you attend the Annual Meeting, you may vote your shares in person. If you do not expect to attend the meeting, please review the enclosed materials and follow the instructions that appear on the enclosed proxy card(s). If you have any questions about the proposals or the voting instructions, please call us at 800-988-5196. Any proposal submitted to a vote at the Meeting by anyone other than the officers or trustees of the Fund may be voted only in person or by written proxy.

We will admit to the Annual Meeting; (1) all shareholders of record of the Fund as of the Record Date; (2) persons holding proof of beneficial ownership at the Record Date, such as a letter or account statement from a broker; (3) persons who have been granted proxies; and (4) such other persons that we, in our sole discretion, may elect to admit. All persons wishing to be admitted to the Annual Meeting must present photo identification. If you plan to attend the Annual Meeting, please contact us at 800-988-5196.

Instructions for Signing Proxy Cards

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3. Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp. ................................................
(2) ABC Corp. ................................................
(3) ABC Corp.
c/o John Doe, Treasurer.............................
(4) ABC Corp. Profit Sharing Plan......……...
ABC Corp. John Doe, Treasurer John Doe John Doe, Trustee
Trust Accounts (1) ABC Trust ................................................ (2) Jane B. Doe, Trustee u/t/d 12/28/78.........	Jane B. Doe, Trustee Jane B. Doe
Custodian or Estate Accounts (1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA ................................................. (2) John B. Smith ...........................................	John B. Smith John B. Smith, Jr., Executor

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY
SHARES OF THE FUND YOU OWN.

PLEASE RETURN YOUR PROXY CARD PROMPTLY

If you own both Common Shares and MMP Shares of the Fund, there will be more than one proxy card enclosed. Please fill out and return each proxy card.

Shareholders are invited to attend the Annual Meeting in person. Any shareholder who does not expect to attend the Annual Meeting is urged to review the enclosed materials and follow the instructions that appear on the enclosed proxy card(s).

To avoid additional expense to the Fund of further solicitation, we ask your cooperation in voting your proxy promptly, no matter how large or small your holdings may be.

LEHMAN BROTHERS FIRST TRUST INCOME OPPORTUNITY FUND
399 Park Avenue
New York, New York 10022
_______________

ANNUAL MEETING OF SHAREHOLDERS
April 19, 2006
_______________

PROXY STATEMENT

This proxy statement (the “Proxy Statement”) is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Lehman Brothers First Trust Income Opportunity Fund (the “Fund”) for use at its annual meeting of shareholders to be held on April 19, 2006 at 11:00 a.m. Eastern time, at 399 Park Avenue, Sixth Floor, New York, New York 10022, and at any adjournments and postponements thereof (collectively, the “Annual Meeting”). A Notice of Annual Meeting of Shareholders and proxy card(s) accompany this Proxy Statement.

At the Annual Meeting, shareholders will be asked to consider and vote upon the following:
1.
To elect fourteen trustees of the Fund to serve until the annual meeting of shareholders or until their successors are elected and qualified as outlined below; the terms for Class 1, Class 2 and Class 3 trustees expiring in 2009, 2007 and 2008, respectively:

a.
Five Class 1 trustees, Faith Colish, C. Anne Harvey, Cornelius T. Ryan, Peter E. Sundman and Peter P. Trapp, three Class 2 trustees, John Cannon, Jack L. Rivkin and Tom D. Seip, and four Class 3 trustees, Robert A. Kavesh, Edward I. O’Brien, William E. Rulon and Candace L. Straight, to be elected by the holders of common shares (the “Common Shares”) and Money Market Cumulative Preferred Shares (“MMP Shares”), voting together as a single class; and

b.	One Class 2 trustee, Barry Hirsch, and one Class 3 trustee, Howard A. Mileaf, to be elected by the holders of MMP Shares only, voting separately as a single class.

2.	To transact such other business as may properly come before the meeting or any adjournment thereof.

Solicitation of Proxies and Voting Information

The Board is soliciting votes from shareholders of the Fund with respect to the election of trustees as described in this Proxy Statement. The approximate date on which this Proxy Statement is being mailed to shareholders is February 28, 2006. Additional information regarding the solicitation of proxies is included at the end of this Proxy Statement under “General Information.”

The Board has set the close of business on February 22, 2006, as the record date (the “Record Date”), and only shareholders of record who owned shares of the Fund’s Common Shares or MMP Shares on the Record Date will be entitled to vote at the Annual Meeting. If you expect to attend the Annual Meeting, please bring the proxy card(s) with you for identification. In addition, all persons wishing to be admitted to the Annual Meeting must present photo identification. If you plan to attend the Annual Meeting, please contact us at 800-988-5196. We will admit to the Annual Meeting (1) all shareholders of record of the Fund as of the Record Date; (2) persons holding proof of beneficial ownership at the Record Date such as a letter or account statement from a broker; (3) persons who have been granted proxies; and (4) such other persons that we, in our sole discretion, may elect to admit. If you do not expect to attend the Annual Meeting, please sign and promptly return the proxy card(s) in the enclosed self-addressed envelope or if your shares are held in “street name” you may also vote by telephone or the internet as indicated on the proxy card(s). If the accompanying proxy card(s) is properly executed and returned in time to be voted at the Annual Meeting, the shares represented by that proxy card(s) will be voted in accordance with the instructions provided on the proxy card(s). If no choices are specified, the shares will be voted FOR the election of the nominees for trustees listed in this Proxy Statement and FOR or AGAINST any other matters acted upon at the Annual Meeting in the discretion of the persons named as proxies. Additional information regarding outstanding shares, voting and attending the Annual Meeting is included at the end of this Proxy Statement under “Voting Information.”

PROPOSAL 1: ELECTION OF TRUSTEES

INTRODUCTION

At the Annual Meeting, shareholders of the Fund will be asked to vote “FOR” the election of fourteen nominees to the Fund’s Board of Trustees (the “Board”). Each nominee currently serves as a trustee/director of investment companies managed by Neuberger Berman Management Inc. (“NB”) (the “NB Trustees”) which, like the Fund’s investment adviser, Lehman Brothers Asset Management Inc. (“LBAM”) and sub-adviser, Lehman Brothers Asset Management LLC (“LBAM LLC”), is a wholly-owned subsidiary of Lehman Brothers Holdings Inc. (“LBHI”). For the reasons summarized below, the Board, including all of those trustees (“Independent Trustees”) who are not “interested persons” of the Fund within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”), have approved the nomination of the NB Trustees to serve as trustees of the Fund.

Both LBAM and the Board recommend that you vote “FOR” the election of each of the nominees to the Board.

BACKGROUND and SUMMARY

In October 2003, LBHI acquired NB, an investment management organization that has provided a range of services to investment companies and institutional investors since 1950. In particular, NB provides investment advisory, administration and other services to a family of registered investment companies (the “NB Family of Funds”), each served by a board of trustees/directors consisting of the same fourteen individuals nominated to serve as Trustees. As of December 31, 2005 the NB Family of Funds had assets under management exceeding $32.9 billion. In the period following the acquisition of NB, LBHI and LBAM determined to restructure certain of LBAM’s product lines in order to provide the most effective use of its administrative resources. As part of this effort, LBAM and NB transitioned certain administration and back-office functions relating to the operation of the Fund to NB. In management’s view, the transition afforded the Fund with access to the broad experience of the NB organization and additional efficiencies. In light of this successful combination of resources, management recommended that the Board consider transitioning the Fund’s formal governance structure so that it would mirror that of the NB Family of Funds. Following careful review of the matter, and based on representations from LBAM and NB, the Board agreed that such a governance structure would likely result in the realization of cost savings and operational efficiencies for the Fund and its shareholders. To accomplish this transition, and consistent with management's recommendation, the Board and its Nominating Committee determined to nominate for election as trustees all of those individuals who currently serve as trustees/directors of the NB Family of Funds (i.e., the NB Trustees).

In reaching its conclusion, the Board relied in large part on the efforts of the Board’s Nominating Committee, which is comprised of all of the Board’s Independent Trustees. During the course of its deliberations with respect to the proposed candidacy of the NB Trustees, the Nominating Committee considered: (i) the background and qualifications of the NB Trustees, with particular attention to the collective experience of the NB Trustees in overseeing investment company operations; (ii) the governance and oversight processes employed by the NB Trustees in carrying out their oversight responsibilities for the NB Family of Funds; (iii) the economies of scale that are expected to accrue to the Fund as a result of the fact that certain costs associated with required governance and compliance functions would be shared with sixteen registered investment companies with over forty portfolios that make up the NB Family of Funds; (iv) the administrative and back-office experience and expertise of the NB organization as a whole; (v) representations by management that the transition was not designed to result in any change in the identity of the individuals responsible for day-to-day portfolio management for the Fund; (vi) assurances that the cost to the Fund associated with the transition would not be greater than the cost normally attendant to the holding of annual meetings of the Fund; and (vii) the independence of those NB Trustees who would serve as independent members of the Board. During the course of its deliberations, the Nominating Committee considered that certain of the Fund's Independent Trustees and their representatives also met with members of the NB Trustees and their representatives. The Board also recognized that if the NB Trustees were elected, the Fund would be managed along with the NB Family of Funds. As a result, the Trustees examined the resources and services devoted to the administrative oversight of the NB Family of Funds. Officers of LBAM and NB discussed with the Board the level and quality of the services provided to the NB Family of Funds and the capacity of NB and the NB Trustees to handle oversight of the Fund. The Board took into account, in this regard, the fact that since late 2004, various personnel currently providing administrative oversight services to the NB Family of Funds have been assisting LBAM in servicing the Fund. Following its deliberations, the nomination of each of the NB Trustees was approved by the Nominating Committee and, on February 15, 2006, the Board unanimously voted to nominate all of the NB Trustees for election at the 2006 Annual Meeting of Shareholders to serve as trustees of the Fund. In keeping with the recommendation of the Nominating Committee, the current Class 3 Trustees, General James E. Dalton, Mr. Kurt A. Locher and Mr. George W. Morriss, whose term expires in 2006, indicated that they would not stand for re-election at the 2006 Annual Meeting and each of the other current Trustees informed the Nominating Committee and the Board of their decision to resign and cease serving as Trustees effective upon the election of the NB Trustees. In addition, the Board approved the expansion of the Board to fourteen in order to accommodate the full slate of NB Trustees.

The remainder of this Proxy Statement sets forth the identity and background of nominees for election to the Board and related information.

Structure of the Board

The Fund’s Board is divided into three classes, designated as Class 1, Class 2 and Class 3, for purposes of election. One class is normally elected at each annual meeting of shareholders and trustees in each class serve for a three-year term. Normally, because the Board is divided into classes for purposes of election, only those trustees in any one class may be changed in any one year, and it would require two years or more to change a majority of the Board. However, the Fund’s Declaration of Trust provides that, upon the declination to serve or the resignation by all of the current members of the Board, the Board may nominate for election replacement trustees for all of the classes. Because Class 1, Class 2 and Class 3 trustees will be elected at the Annual Meeting, they initially will serve three-year, one-year and two-year terms, respectively, and thereafter will stand for election for three-year terms. General James E. Dalton, Mr. Kurt A. Locher and Mr. George W. Morriss, who are Class 3 Trustees and whose term expires in 2006, have indicated that they will not stand for re-election. The remaining current Trustees have submitted resignations to take effect upon the election of the NB Trustees. Accordingly, the Board has nominated each of the NB Trustees as replacement trustees.

The current Board consists of eight persons, all of whom are not candidates for re-election: General James E. Dalton, Stephanie E. Dolan, Margaret M. Eisen, Scott Hall, Michael M. Knetter, Kurt A. Locher, Eugene A. Matthews and George W. Morriss. The Board’s Nominating Committee has recommended that the NB Trustees be nominated for election, fully replacing the current Board. The fourteen nominees are: John Cannon, Faith Colish, C. Anne Harvey, Barry Hirsch, Robert A. Kavesh, Howard A. Mileaf, Edward I. O’Brien, Jack L. Rivkin, William E. Rulon, Cornelius T. Ryan, Tom D. Seip, Candace L. Straight, Peter E. Sundman and Peter P. Trapp. If elected at the Annual Meeting, John Cannon, Barry Hirsch, Jack Rivkin and Tom D. Seip will serve as Class 2 Trustees holding office for a one-year term expiring in 2007, Robert A. Kavesh, Howard A. Mileaf, Edward I. O’Brien, William E. Rulon and Candace L. Straight will serve as Class 3 Trustees holding office for a two-year term expiring in 2008 and Faith Colish, C. Anne Harvey, Cornelius T. Ryan, Peter E. Sundman and Peter P. Trapp will serve as Class 1 Trustees holding office for a three-year term expiring in 2009.

Each nominee consented to being named in this Proxy Statement and indicated his or her willingness to serve if elected. In the unanticipated event that any of the nominees should be unable to serve, the persons named in the accompanying proxy card(s) have discretionary authority to vote in favor of a substitute nominee or nominees as may be proposed by the Board.

At the Annual Meeting, Mr. Cannon, Ms. Colish, Ms. Harvey, Dr. Kavesh, Mr. O’Brien, Mr. Rivkin, Mr. Rulon, Mr. Ryan, Mr. Seip, Ms. Straight, Mr. Sundman and Mr. Trapp are to be voted upon by the holders of Common Shares and MMP Shares, voting together as a single class, and Mr. Hirsch and Mr. Mileaf are to be voted upon by the holders of MMP Shares only, voting separately as a single class. In accordance with the provisions of the 1940 Act and the Fund’s by-laws (the “By-Laws”), under normal circumstances the holders of outstanding MMP Shares are entitled, as a class, and to the exclusion of the holders of Common Shares, to elect two Trustees. The holders of outstanding Common Shares and MMP Shares, voting together as a single class, elect the balance of the Trustees.

The following table indicates which shareholders are solicited with respect to each Nominee:

Nominee	Common Shares	MMP Shares

Mr. Cannon	X	X
Ms. Colish	X	X
Ms. Harvey	X	X
Mr. Hirsch		X
Dr. Kavesh	X	X
Mr. Mileaf		X
Mr. O’Brien	X	X
Mr. Rivkin	X	X
Mr. Rulon	X	X
Mr. Ryan	X	X
Mr. Seip	X	X
Ms. Straight	X	X
Mr. Sundman	X	X
Mr. Trapp	X	X

Information about the Nominees

The following table sets forth certain information regarding the Nominees. Nominees, if elected, who would be “interested persons” of the Fund, within the meaning of Section 2(a)(19) of the 1940 Act are referred to as “Interested Nominees.” Nominees, if elected, who would not be interested persons of the Fund are referred to as “Independent Nominees.”

Name, Address* and Age	Position to be Held with Fund if Elected	Length of Time Served and Term of Office	Principal Occupations(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Nominee	Other Directorships Held by this Nominee
Independent Nominees
Class 1 Nominees
Faith Colish (70)	Trustee	Candidate for Election	Counsel, Carter Ledyard & Milburn LLP (law firm) since October 2002; formerly, Attorney-at-Law and President, Faith Colish, A Professional Corporation, 1980 to 2002.	48	Advisory Director, ABA Retirement Funds (formerly, American Bar Retirement Association (ABRA)) since 1997 (not-for-profit membership association).
C. Anne Harvey (68)	Trustee	Candidate for Election	President, C.A. Harvey Associates since October 2001; formerly, Director, AARP, 1978 to December 2001.	48
Formerly, President, Board of Associates to National Rehabilitation Hospital’s Board of Directors, 2001 to 2002; formerly, Member, Individual Investors Advisory Committee to the New York Stock Exchange Board of Directors, 1998 to June 2002.

Name, Address* and Age	Position to be Held with Fund if Elected	Length of Time Served and Term of Office	Principal Occupations(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Nominee	Other Directorships Held by this Nominee
Cornelius T. Ryan (74)	Trustee	Candidate for Election	Founding General Partner, Oxford Bioscience Partners (venture capital investing) and President, Oxford Venture Corporation since 1981.	48	None.
Peter P. Trapp (61)	Trustee	Candidate for Election	Regional Manager for Mid-Southern Region, Ford Motor Credit Company, since September 1997; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	48	None.
Class 2 Nominees
John Cannon (76)	Trustee	Candidate for Election	Consultant. Formerly, Chairman, CDC Investment Advisers (registered investment adviser), 1993 to January 1999; formerly, President and Chief Executive Officer, AMA Investment Advisors, an affiliate of the American Medical Association.	48	Trustee of three series of Oppenheimer Funds: Limited Term New York Municipal Fund, Rochester Fund Municipals, and Oppenheimer Convertible Securities Fund since 1992.
Barry Hirsch (72)	Trustee	Candidate for Election	Attorney-at-Law. Formerly, Senior Counsel, Loews Corporation (diversified financial corporation), May 2002 to April 2003; formerly, Senior Vice President, Secretary and General Counsel, Loews Corporation.	48	None.

Name, Address* and Age	Position to be Held with Fund if Elected	Length of Time Served and Term of Office	Principal Occupations(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Nominee	Other Directorships Held by this Nominee
Tom D. Seip (56)	Lead Trustee	Candidate for Election	General Partner, Seip Investments LP (a private investment partnership); formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive at the Charles Schwab Corporation from 1983 to 1999, including Chief Executive Officer, Charles Schwab Investment Management, Inc. and Trustee, Schwab Family of Funds and Schwab Investments from 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab Investment Management from 1994 to 1997.	48
Director, H&R Block, Inc. (financial services company) since May 2001; Director, America One Foundation since 1998; formerly, Director, Forward Management, Inc. (asset management), 1999 - 2006; formerly, Independent Director, E-Bay Zoological Society, 1999 - 2003; formerly, Director, General Magic (voice recognition software), 2001 to 2002; formerly, Director, E-Finance Corporation (credit decisioning services), 1999 to 2003; formerly, Director, Save-Daily.com (micro investing services), 1999 to 2003.

Class 3 Nominees
Robert A. Kavesh (78)	Trustee	Candidate for Election	Marcus Nadler Professor Emeritus of Finance and Economics, New York University Stern School of Business; formerly, Executive Secretary - Treasurer, American Finance Association, 1961 to 1979.	48
Director, The Caring Community (not-for-profit); formerly, Director, DEL Laboratories, Inc. (cosmetics and pharmaceuticals), 1978 to 2004; formerly, Director, Apple Bank for Savings, 1979 to 1990; formerly, Director, Western Pacific Industries, Inc., 1972 to 1986 (public company).

Name, Address* and Age	Position to be Held with Fund if Elected	Length of Time Served and Term of Office	Principal Occupations(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Nominee	Other Directorships Held by this Nominee
Howard A. Mileaf (69)	Trustee	Candidate for Election	Retired. Formerly, Vice President and General Counsel, WHX Corporation (holding company), 1993 to 2001.	48
Consultant and Director, WHX Corporation (holding company) since January 2002; Director, Webfinancial Corporation (holding company) since December 2002; Director, State Theatre of New Jersey (not-for-profit theater) since 2000; formerly, Director, Kevlin Corporation (manufacturer of microwave and other products).

Edward I. O’Brien (77)	Trustee	Candidate for Election	Formerly; Member, Investment Policy Committee, Edward Jones, 1993 to 2001; President, Securities Industry Association (SIA) (securities industry’s representative in government relations and regulatory matters at the federal and state levels), 1974 to 1992; Adviser to SIA, November 1992 to November 1993.	48	Director, Legg Mason, Inc. (financial services holding company), since 1993; formerly, Director, Boston Financial Group (real estate and tax shelters), 1993 to 1999.
William E. Rulon (73)	Trustee	Candidate for Election	Retired. Formerly, Senior Vice President, Foodmaker, Inc. (operator and franchiser of restaurants) until January 1997.	48
Formerly, Director, Pro-Kids Golf and Learning Academy (teach golf and computer usage to “at risk” children), 1998 to January 2006; formerly, Director, Prandium, Inc. (restaurants), from March 2001 until July 2002.

Name, Address* and Age	Position to be Held with Fund if Elected	Length of Time Served and Term of Office	Principal Occupations(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Nominee	Other Directorships Held by this Nominee
Candace L. Straight (58)	Trustee	Candidate for Election	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to 2003.	48
Director, National Atlantic Holdings Corporation, (property and casualty insurance company) since 2004; Director, The Proformance Insurance Company (personal lines property and casualty insurance company), since March 2004; Director, Providence Washington Insurance Company (property and casualty insurance company), since December 1998; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 - 2005.

Name, Address* and Age	Position to be Held with Fund if Elected	Length of Time Served and Term of Office	Principal Occupations(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Nominee	Other Directorships Held by this Nominee
Interested Nominees**
Class 1 Nominee**
Peter E. Sundman (46)	Trustee	Candidate for Election	Executive Vice President, Neuberger Berman Inc. (holding company) since 1999; Head of Neuberger Berman Inc.’s Mutual Funds Business (since 1999) and Institutional Business (from 1999 to October 2005); responsible for Managed Accounts Business and intermediary distribution since October 1999; President and Director, NB Management since 1999; Managing Director, Neuberger Berman since 2005; formerly, Executive Vice President, Neuberger Berman from 1999 to December 2005; formerly, Principal, Neuberger Berman from 1997 to 1999; formerly, Senior Vice President, NB Management from 1996 to 1999.	48
Director and Vice President, Neuberger & Berman Agency, Inc., since 2000; formerly, Director, Neuberger Berman Inc. (holding company), October 1999 through March 2003; trustee, Frost Valley YMCA; Trustee, College of Wooster.

Name, Address* and Age	Position to be Held with Fund if Elected	Length of Time Served and Term of Office	Principal Occupations(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Nominee	Other Directorships Held by this Nominee
Class 2 Nominee**
Jack L. Rivkin (65)	Trustee	Candidate for Election	Executive Vice President and Chief Investment Officer, Neuberger Berman Inc. (holding company), since 2002 and 2003, respectively; Managing Director and Chief Investment Officer, Neuberger Berman, since December 2005 and 2003, respectively; formerly, Executive Vice President, Neuberger Berman, December 2002 to 2005; Director and Chairman, NB Management, since December 2002; Executive Vice President, Citigroup Investments, Inc., from September 1995 to February 2002; Executive Vice President, Citigroup Inc., September 1995 to February 2002.	48	Director, Dale Carnegie and Associates, Inc. (private company), since 1998; Director, Solbright, Inc. (private company), since 1998.

*	The business address for each nominee is Neuberger Berman, 605 Third Avenue, New York, New York 10158.
**
Indicates a trustee who is an "interested person" as such term is defined by the 1940 Act. Mr. Sundman and Mr. Rivkin are interested persons of the NB Family of Funds by virtue of the fact that they are officers and/or directors of Neuberger Berman and Managing Directors of Neuberger Berman, LLC.

If the Fund’s shareholders elect the NB Trustees to serve as the board of trustees of the Fund, it is expected that the NB Trustees will adopt a governance structure similar to that described below.

Committees of the board of the NB Family of Funds

The NB Family of Funds’ boards (the “NB Board” or “NB Boards”) have established several standing committees to oversee particular aspects of the NB Family of Funds’ management. The standing committees of each NB Board are described below. The NB Boards do not have a standing compensation committee.

Audit Committee. The purposes of the NB Family of Funds’ Audit Committees are; (a) to oversee the accounting and financial reporting processes of the NB Family of Funds and their internal control over financial reporting and, as the Committees deem appropriate, to inquire into the internal control over financial reporting of certain third-party service providers; (b) to oversee the quality and integrity of the NB Family of Funds’ financial statements and the independent audit thereof; (c) to oversee, or, as appropriate, assist NB Board oversight of the NB Family of Funds’ compliance with legal and regulatory requirements that relate to the NB Family of Funds’ accounting and financial reporting, internal control over financial reporting and independent audits; (d) to approve prior to appointment the engagement of the NB Family of Funds’ independent registered public accounting firms and, in connection therewith, to review and evaluate the qualifications, independence and performance of the NB Family of Funds’ independent registered public accounting firms; (e) to act as a liaison between the NB Family of Funds’ independent registered public accounting firms and the full NB Board; and (f) to prepare an audit committee report as required by Item 306 of Regulation S-K to be included in proxy statements relating to the election of directors/trustees. The independent registered public accounting firms for each NB fund in the NB Family of Funds (each, an “NB Fund”) shall report directly to the Audit Committee. The Audit Committees of the NB Family of Funds have delegated the authority to grant pre-approval of permissible non-audit services and all audit, review or attest engagements of the NB Family of Funds’ independent registered public accounting firms to the Chairman of the Audit Committee.

The Audit Committees of the NB Family of Funds, established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), are composed entirely of trusteees/directors who are also considered independent under the listing standards applicable to each NB Fund. For each NB Fund, its members are John Cannon, Howard A. Mileaf, Cornelius T. Ryan (Chairman), Tom D. Seip and Peter P. Trapp. Members of the Audit Committee receive additional compensation for serving on this committee.

Closed-End Funds Committee. The NB Family of Funds’ Closed-End Funds Committee is responsible for the consideration and evaluation of issues specific to closed-end funds managed by the NB Family of Funds. For each Committee, its members are Barry Hirsch (Vice Chairman), Edward I. O’Brien (Chairman), Jack L. Rivkin, William E. Rulon and Tom D. Seip. All members other than Mr. Rivkin are independent trustees/directors.

Contract Review Committee. The Contract Review Committees of the NB Family of Funds are responsible for overseeing and guiding the process by which the independent trustees/directors annually consider whether to renew each NB Fund’s principal contractual arrangements. The members of each Contract Review Committee are Faith Colish (Chairwoman), Barry Hirsch, Robert A. Kavesh, William E. Rulon and Candace L. Straight. All members are independent trustees/directors.

Ethics and Compliance Committee. The Ethics and Compliance Committees of the NB Family of Funds oversee: (a) the NB Family of Funds’ program for compliance with Rule 38a-1 and the NB Family of Funds’ implementation and enforcement of its compliance policies and procedures; (b) compliance with the NB Family of Funds’ Code of Ethics (which restricts the personal securities transactions, including transactions in NB Family of Fund shares, of employees, officers, and trustees/directors); and (c) the activities of the NB Family of Funds’ Chief Compliance Officer. The Ethics and Compliance Committees do not assume oversight duties to the extent that such duties have been assigned by the NB Boards expressly to another committee of the NB Boards (such as oversight of internal controls over financial reporting, which has been assigned to each NB Fund’s audit committee). The Ethics and Compliance Committees’ primary function is oversight. Each investment adviser, subadviser, principal underwriter, administrator and transfer agent (collectively, “Service Providers”) is responsible for its own compliance with the federal securities laws and for devising, implementing, maintaining and updating appropriate policies, procedures and codes of ethics to ensure compliance with applicable laws and regulations. The Chief Compliance Officer of each NB Fund is responsible for administering the NB Fund’s compliance program, including devising and implementing appropriate methods of testing compliance by the NB Family of Funds and its Service Providers. For each Ethics and Compliance Committee, its members are John Cannon, Faith Colish, C. Anne Harvey, Robert A. Kavesh (Chairman) and Edward I. O’Brien. All members are independent trustees/directors. The NB Boards will receive at least annually a report on the compliance programs of the NB Family of Funds and Service Providers and the required annual reports on the administration of the Codes of Ethics and the required annual certifications from the NB Family of Funds, Neuberger Berman and the investment manager to each NB Fund.

Executive Committee. The Executive Committees of the NB Family of Funds are responsible for acting in an emergency when a quorum of the board of trustees/directors is not available. The Executive Committees have all the powers of the boards of trustees/directors when the Boards are not in session to the extent permitted by applicable law. For each Executive Committee, its members are John Cannon, Howard A. Mileaf, Edward I. O’Brien, Tom D. Seip and Peter E. Sundman (Chairman). All members except for Mr. Sundman are independent trustees/directors.

Governance and Nominating Committee. The Governance and Nominating Committees of the NB Family of Funds are responsible for: (a) considering and evaluating the structure, composition and operation of the board of trustees/directors and each committee thereof, including the operation of the annual self-evaluation by each NB Board; (b) evaluating and nominating individuals to serve as trustees/directors, including as independent trustees/directors, as members of committees, as Chair of the Board and as officers of the NB Family of Funds; and (c) considering and making recommendations relating to the compensation of independent trustees/directors and of those officers as to whom the NB Boards are charged with approving compensation. All members are independent trustees/directors and are not “interested parties” of the NB Family of Funds as defined in section 2(a)(19) of the 1940 Act.

Investment Performance Committee. The Investment Performance Committees of the NB Family of Funds are responsible for overseeing and guiding the process by which the NB Boards review fund performance. Each Investment Performance Committee’s members are Robert A. Kavesh, Edward I. O’Brien, Jack L. Rivkin (Vice Chairman), Cornelius T. Ryan and Peter P. Trapp (Chairman). All members except for Mr. Rivkin are independent trustees/directors.

Portfolio Transactions and Pricing Committee. The Portfolio Transactions and Pricing Committees (the “PTP Committee”) of the NB Family of Funds: (a) monitor the operation of policies and procedures reasonably designed to ensure that each portfolio holding is valued in an appropriate and timely manner, reflecting information known to the manager about current market conditions (“Pricing Procedures”); (b) consider and evaluate, and recommend to each NB Board when the PTP Committees deem it appropriate, amendments to the Pricing Procedures proposed by management, counsel, the independent registered public accounting firms and others; (c) from time to time, as required or permitted by the Pricing Procedures, establish or ratify a method of determining the fair value of portfolio securities for which market pricing are not readily available; (d) oversee the program by which investment managers seek to monitor and improve the quality of execution for portfolio transactions; and (e) oversee the adequacy and fairness of the arrangements for securities lending; in each case with special emphasis on any situations in which the NB Family of Funds deals with an investment manager or any affiliate of the investment manager as principal or agent.

The members of each PTP Committee are John Cannon, Faith Colish, Jack L. Rivkin, (Vice Chairman), William E. Rulon, Cornelius T. Ryan and Candace L. Straight (Chairwoman). All members except for Mr. Rivkin are independent trustees/directors.

Security Ownership of the Nominees

The following table shows the dollar range of equity securities beneficially owned by each Nominee as of February 3, 2005.

Name of Nominee	Dollar Range of Equity Securities Owned in Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen or to be Overseen by Nominee for Trustee in Family of Investment Companies *+
Independent Nominees

John Cannon	None	Over $100,000
Faith Colish	None	Over $100,000
C. Anne Harvey	None	$50,001-$100,000
Barry Hirsch	None	Over $100,000
Robert A. Kavesh	None	$10,001-50,000
Howard A. Mileaf	None	Over $100,000
Edward I. O’Brien	None	Over $100,000
William E. Rulon	None	$1-$10,000
Cornelius T. Ryan	None	Over $100,000
Tom D. Seip	None	Over $100,000
Candace L. Straight	None	Over $100,000
Peter P. Trapp	None	Over $100,000

Interested Nominees

Jack L. Rivkin	None	None
Peter E. Sundman	None	Over $100,000

* Valuation as of February 3, 2006 + Includes Neuberger Berman Funds

Compensation of Trustees and Officers. The Fund pays no salaries or compensation to any of its officers.

If elected, the Nominees would not receive any additional compensation for serving as trustees to the Fund above the compensation they currently receive for serving on the NB Family of Funds boards of trustees/directors. If the Fund becomes part of the NB Family of Funds, however, responsibility for a portion of this compensation would be allocated to the Fund. The compensation for each Nominee for Independent Trustee is as follows:

Each independent member of the NB Family of Funds board of trustees/directors receives an annual retainer of $60,000, paid quarterly, and a fee of $7,500 for each of the six regularly scheduled board meetings he or she attends in-person or by telephone. For any additional special meeting of the board, the independent board members will determine whether a fee is warranted, provided, however, that no fee is normally authorized for any special meeting attended by telephone. To compensate for the additional time commitment, the chair of the NB Family of Funds board of trustees/directors audit committee receives $5,000 per year and each member of the audit committees, including the chair, receives $1,000 for each audit committee meeting he or she attends in-person or by telephone. No additional compensation is provided for service on any other board committee. The lead independent trustee/director receives an additional $20,000 per year. The NB Funds reimburse independent fund trustees/directors for their travel and other out-of-pocket expenses related to attendance at board meetings. The independent fund trustee/director compensation is allocated to each NB Fund based on the number of funds in the fund complex. NB Funds do not have any retirement plans for its trustees/directors.

Compensation expenses for the independent trustees/directors of each NB Family of Funds Board are spread out over a sizable fund complex.  If this structure were adopted, the Fund would bear the cost for a proportionate allocation of the compensation paid to the independent trustees/directors of the NB Family of Funds boards for their service to the Fund.  The overall cost to the Fund of such allocation is expected to be significantly lower than the cost to the Fund of the compensation paid to the current Independent Trustees. The fees earned from the NB Family of Funds by each Nominee for the calendar year ending December 31, 2005 are shown below.

Name of Nominee for Independent Trustee	Total Compensation from Registered Investment Companies in the Neuberger Berman Fund Complex Paid to Nominees for Calendar Year Ended December 31, 2005
John Cannon	$92,785
Faith Colish	$85,877
C. Anne Harvey	$85,877
Barry Hirsch	$85,877
Robert A. Kavesh	$85,877
Howard A. Mileaf	$88,809
Edward I. O’Brien	$85,877
William E. Rulon	$85,877
Cornelius T. Ryan	$97,698
Tom D. Seip	$90,808
Candace L. Straight	$85,877
Peter P. Trapp	$92,785

The Fund’s Current Board

The following describes the corporate governance structure currently applicable to the Fund as well as other information about the current Board. Please also see information about the current members of the Board that appears in Appendix A.

The existing Board held four meetings during the fiscal year ended December 31, 2005. Each of the existing trustees attended at least 75% of the Board meetings and committee meetings of which he or she is a member.

Committees of the Board

Audit Committee. All current Independent Trustees serve on the Audit Committee of the Fund. Currently, George Morriss serves as chair of the Audit Committee. Mr. Morriss is not a candidate for re-election to the Board. All members of the Audit Committee are independent under the New York Stock Exchange’s Revised Listing Rules and are not “interested persons,” as defined by the 1940 Act, of the Fund. The Audit Committee is a separately designated committee of the Board of Trustees. The Audit Committee has a charter, a copy of which may be found in Appendix B or which may be obtained from the Fund’s website at www.lbftincomeopportunity.com. The functions of the Audit Committee are to (i) oversee the Fund’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers, (ii) oversee the quality and objectivity of the Fund’s financial statements and the independent audit thereof, and (iii) act as a liaison between the Fund’s independent registered public accounting firm and the full Board of Trustees. The Audit Committee met three times during the fiscal year ended December 31, 2005.

Nominating Committee. All Independent Trustees serve on the Nominating Committee. Currently, General James Dalton serves as chair of the Nominating Committee. General Dalton is not a candidate for re-election to the Board. All members of the Nominating Committee are independent under the New York Stock Exchange’s Revised Listing Rules and are not interested persons of the Fund, as defined by the 1940 Act.. The Nominating Committee is a separately designated committee of the Board. The Nominating Committee has a charter, a copy of which may be obtained from the Fund’s website at www.lbftincomeopportunity.com. The Nominating Committee recommends Board candidates to serve as Independent Trustees. All of the Independent Trustees then evaluate any recommended candidate and determine whether to nominate them for election. The Trustees who are not Independent Trustees and the officers of the Fund are nominated and selected by the Board. The Nominating Committee met once during the fiscal year ended December 31, 2005.

In reviewing a potential nominee and in evaluating the re-nomination of current Independent Trustees, the Nominating Committee considers relevant factors which can include the nominee’s character, judgment, business experience, diversity and business acumen, and the nominee’s independence from the Fund’s investment adviser and other principal service providers. The Nominating Committee has no specific qualifying or disqualifying standards for nomination.

While the Nominating Committee would consider candidates recommended by shareholders to serve as a trustee, the Nominating Committee may only act upon such recommendations if there is a vacancy on the Board or the Nominating Committee determines that the selection of a new or additional Independent Trustee is in the best interests of the Fund. In the event that a vacancy arises or a change in Board membership is determined to be advisable, the Nominating Committee would, in addition to any shareholder recommendations, consider candidates identified by other means, including candidates proposed by members of the Nominating Committee or the Fund’s management. The Nominating Committee may also retain a consultant to assist the Committee in a search for a qualified candidate.

Any shareholder recommendation of trustee candidates must be submitted in compliance with all of the pertinent provisions of Rule 14a-8 under the 1934 Act to be considered by the Nominating Committee. In evaluating a candidate recommended by a shareholder, the Nominating Committee, in addition to the factors discussed above, may consider the objectives of the shareholder in submitting that nomination and whether such objectives are consistent with the interests of all shareholders.

As of December 31, 2005, the existing Trustees and officers of the Fund, as a group, beneficially owned less than 1% of the outstanding shares.

The Fund compensates the current Independent Trustees who are not candidates for re-election as follows:

•	An annual retainer equal to $15,000;
•	Annual compensation equal to $2,000 for service on Audit Committee (the Chairman of the Audit committee receives additional compensation of $1,000);
•
For Nominating Committee meetings (whether attendance is in-person or by telephone), a per-meeting fee of $1,000; provided, however, that no such per-meeting fee shall be paid if the meeting is held on the same day as a meeting of the Fund's full Board;

• No additional compensation shall be paid for attendance, in person or by telephone, at 6 meetings of the Board per year and 3 meetings of the Audit Committee per year, provided, however, that for any additional meetings, the following per-meeting fees are applicable:
•	in-person meetings of the Board or Audit Committee (even if attendance is telephonic): $1,000 per meeting
•	telephonic meetings of the Board or Audit Committee (even if attendance is in person): $500 per meeting; and
•
Such annual retainer and fees shall be earned and paid quarterly in arrears to each Independent Trustee, provided, however, that compensation for the last quarter shall not be paid if such Independent Trustee fails to attend, in person or by telephone, 75% of the Board and committee meetings held during the year.

The fees earned by each current Independent Trustee for the fiscal year ending December 31, 2005 are shown below.

Name of Trustee	Aggregate Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation from Fund Paid to Trustees
Margaret M. Eisen	$ 18,000	N/A	$ 18,000
Eugene A. Matthews	$ 17,000	N/A	$ 17,000
General James E. Dalton	$ 18,500	N/A	$ 18,500
Michael M. Knetter	$ 18,500	N/A	$ 18,500
George W. Morriss	$ 19,500	N/A	$ 19,500
Total paid to Independent Trustees	$ 91,500	N/A	$ 91,500

THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE ELECTION OF EACH NOMINEE.

GENERAL INFORMATION

Additional Information regarding Proxy Solicitation

Proxy solicitations will be made, beginning on or about February 28, 2006, primarily by mail, but may include telephonic or oral communications conducted by officers of the Fund and officers and employees of the Adviser, or its affiliates. In addition, the Fund has engaged Automatic Data Processing, Inc. to assist in the printing, tabulating and mailing of proxy solicitations. The costs of proxy solicitation and expenses incurred in connection with the preparation, printing and mailing of this Proxy Statement and its enclosures will be paid by the Fund to the extent such costs are attendant to the Fund’s holding its typical Annual Meeting; incremental costs relating to the transition will be borne by LBAM and NB. The Fund also will reimburse brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of Fund shares.

Reports to Shareholders

The Fund’s Annual Report to shareholders for the fiscal year ended December 31, 2005, which contains the Fund’s audited financial statements, accompanies this proxy. An additional copy may be obtained without charge from the Fund’s website at www.lbftincomeopportunity.com or by calling the Fund at (800) 988-5196.

Information about Service Providers

Adviser. Lehman Brothers Asset Management Inc., located at 399 Park Avenue, New York, New York 10022, serves as the investment adviser to the Fund. Lehman Brothers Asset Management Inc. is a wholly-owned subsidiary of Lehman Brothers Holdings Inc.

Sub-Adviser. Lehman Brothers Asset Management LLC, located at 200 South Wacker Drive, Suite 2100, Chicago, IL 60606, serves as the Fund’s investment sub-adviser. Lehman Brothers Asset Management LLC is a wholly-owned subsidiary of Lehman Brothers Holdings Inc.

Servicing Agent and Distribution and Marketing Agent. First Trust Portfolios, LP, located at 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532, serves as the Fund’s distribution and marketing agent, syndicate adviser and investor servicing agent. The Charger Corporation (formerly Nike Securities Corporation) is the parent company of First Trust Portfolios, LP.

Administrator. Investors Bank & Trust Company serves as the administrator, transfer agent, dividend-paying agent and custodian for the Fund. The address of Investors Bank & Trust Company is 200 Clarendon Street, Boston, Massachusetts 02116.

Information about Officers

The executive officers of the Fund are listed below.  Each officer is elected to serve until his or her successor is duly elected and qualified. If elected to serve on the Board, the NB Trustees may elect to re-evaluate the Fund’s officer assignments. The Fund’s current officers are:

Name, Address* and Date of Birth	Position Held with Fund	Length of Time Served	Principal Occupations(s) During Past Five Years
Bradley Tank 9/29/1957	President	Since June 2003
Chief Executive Officer of Lehman Brothers Asset Management Inc.; Managing Director and Global Head of Fixed income Asset Management for Lehman Brothers, since 2002; Chief Executive Officer and Managing Director of Lehman Brothers Asset Management LLC; formerly, Director of Fixed Income for Strong Capital Management in Menomonee Falls, Wisconsin, 1990-2002.

Edward Grieb 9/22/1961	Treasurer	Since June 2003	Chief Financial Officer of Lehman Brothers Asset Management Inc.; Managing Director, since 2003, and Assistant Controller for Lehman Brothers, since 1997.
Stephanie E. Dolan 4/4/1963	Assistant Treasurer	Since June 2003	Managing Director of Lehman Brothers Inc., since January 2006; Senior Vice President of Lehman Brothers Inc., 2000-2006; Controller of Lehman Brothers Asset Management Inc., since 2003.
Jonathan Morris 3/1/1956	Secretary	Since June 2003
Senior Vice President of Lehman Brothers Asset Management Inc.; Senior Vice President and General Counsel for Lehman Brother’s Investment Management Division, which includes Lehman Brothers private investment management business and asset management and investment advisory business, since 1997.

Chamaine Williams 1/29/1971	Chief Compliance Officer	Since 2005
Vice President, Lehman Brothers Inc., since 2003; Chief Compliance Officer, fifteen registered investment companies for which Neuberger Berman acts as investment manager and administrator, since 2005; Chief Compliance Officer, Lehman Brothers Asset Management Inc., since 2003; Chief Compliance Officer, Lehman Brothers Alternative Investment Management LLC, since 2003; formerly, Vice President, UBS Global Asset Management (U.S.) Inc. (formerly, Mitchell Hutchins Asset Management, a wholly-owned subsidiary of Paine Webber Inc.), 1997-2003.

*
The business address of each officer, with the exception of Mr. Grieb and Ms. Williams, is Lehman Brothers Asset Management Inc., 399 Park Avenue, New York, New York 10022. The business address of Mr. Grieb is Lehman Brothers Inc., 745 Seventh Avenue, New York, New York 10019. The business address of Ms. Williams is 605 3rd Avenue, 21st Floor, New York, NY 10158.

Ownership of Shares

The Fund does not know of any person who beneficially owned more than 5% of the Fund’s outstanding Common Shares or MMP Shares as of the Record Date.

Submission of Shareholder Proposals for the 2007 annual meeting

Shareholders intending to present a proposal at the 2007 annual meeting or to nominate a person for election as a trustee, must comply with the requirements set forth in the Article II, Section 13 of the By-Laws. The By-Laws require, among other things, that the Secretary of the Fund receive written notice from the record shareholder of intent to present such proposal or nomination no more than 120 days and less than 90 days prior to the first anniversary of the date of mailing of the notice of the preceding year’s annual meeting. Therefore, the Secretary of the Fund must receive notice of such a proposal or nomination for the 2007 annual meeting no earlier than October 31, 2006 and no later than November 30, 2006. The notice must contain the information required by the By-Laws, a copy of which is available upon request made to the Secretary of the Fund. Requests for the Fund’s By-Laws should be made in writing to Jonathan Morris, Secretary, c/o Lehman Brothers, 399 Park Avenue, New York, New York 10022.

There are additional requirements regarding proposals of shareholders, and any shareholder contemplating submission of a proposal is referred to Rule 14a-8 under the 1934 Act.

Shareholder Communications with Trustees

Shareholders may communicate with the members of the Board as a group or individually. Any such communication should be sent to the Board or an individual trustee c/o Jonathan Morris, the Secretary of the Fund at Lehman Brothers, 399 Park Avenue, New York, New York 10022. The Secretary may determine not to forward any letter to the members of the Board that does not relate to the business of the Fund. Trustees are invited to attend the Fund’s annual shareholder meetings. They are encouraged to attend such meetings when they are held on the same day as a scheduled Board meeting. The Fund held one annual meeting in 2005.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act require the Fund’s executive officers and trustees, investment adviser and its affiliated persons (as defined in the 1940 Act) and persons who beneficially own more than ten percent of the Fund’s shares (“Reporting Persons”), to file reports of initial ownership and changes in ownership with the Securities and Exchange Commission (“SEC”) and the New York Stock Exchange and to furnish the Fund with copies of all such filings. To the Fund’s knowledge, based solely upon review of the copies of such reports furnished to the Fund, all Section 16(a) filing requirements applicable to its Reporting Persons were complied with as of the period ending December 31, 2005.

Other Matters to Come Before the Annual Meeting

The Trustees do not intend to present any other business at the Annual Meeting, nor are they aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Annual Meeting, the persons named in the accompanying proxy will vote thereon in accordance with their judgment.

Independent Registered Public Accounting Firm

Ernst & Young LLP (“E&Y”) has served as the Fund’s independent registered public accounting firm since the Fund’s inception. E&Y has extensive experience in investment company accounting and auditing and performs certain audit and tax services for the Fund. Such services include the annual audit of the Fund’s financial statements, review of certain filings with the SEC, internal control reviews, consultation on tax, financial accounting and reporting matters as they may relate to the annual audit, and meetings with the Audit Committee of the Fund’s Board. The financial statements included in the most recent Annual Report to shareholders have been examined by E&Y. Representatives of E&Y will not be available at the Annual Meeting (either in person or by telephone) but have been given the opportunity to make a statement should they desire to do so.

For services rendered to the Fund or its Adviser for the fiscal years ended December 31, 2004 and December 31, 2005, E&Y received the following fees, all of which were pre-approved by the Audit Committee:

AUDIT FEES: The aggregate fees billed by E&Y for professional services rendered for the audit of the Fund’s annual financial statements for the fiscal years ended 2005 and 2004 were $34,500 and $36,400, respectively.

AUDIT RELATED FEES: The aggregate fees billed by E&Y for professional services rendered for the review of related filings of Form N-2 for the fiscal years ended 2005 and 2004 were $0 and $0, respectively.

TAX FEES: The aggregate fees accrued for professional services rendered by E&Y for tax compliance, tax advice, and tax planning for the fiscal years ended 2005 and 2004 were $8,700 and $4,250, respectively. Such services included the review of the year-end tax provision and excise tax work.

ALL OTHER FEES: The aggregate fees billed by E&Y for professional services rendered for the fiscal years ended 2005 and 2004 for agreed upon procedures reporting for the preferred shares were $6,000 and $5,400, respectively.

The aggregate non-audit fees billed by E&Y to the Fund and affiliates for the fiscal years ended December 31, 2005 and 2004 were $180,150 and $177,200, respectively. The aggregate non-audit fees billed by E&Y to Lehman Brothers for the fiscal years ended December 31, 2005 and 2004 were $13,310,550 and $14,647,320, respectively.

The Audit Committee pre-approved the provision of audit and non-audit services by E&Y for the fiscal years ending December 31, 2006 and 2005. The Audit Committee has not delegated the pre-approval of audit and non-audit services to a particular member of the Audit Committee. Rather, any action of the Audit Committee with respect to the pre-approval process requires the vote of a majority of the Audit Committee members present, whether in person or otherwise, at the meeting at which such action is considered.

Audit Committee Report

At a meeting of the Audit Committee held on February 15, 2006, the Audit Committee reviewed and discussed the audited financial statements with management and E&Y. The Audit Committee also discussed with E&Y the matters required to be discussed by the Statement on Auditing Standards No. 61. (Communications with Audit Committee), including E&Y’s judgments about the quality of the Fund’s accounting principles as applied in its financial reporting.

The Audit Committee received from E&Y the written statements required by Independence Standards Board No. 1 (Independence Discussions with Audit Committees), and discussed with E&Y its independence. Based on such reviews and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in the Fund's Annual Report to Shareholders for the fiscal year ended December 31, 2005 and filed with the SEC.

The Audit Committee also considered whether the provision of non-audit services by E&Y to the Fund, the Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides services to the Fund, was compatible with maintaining E&Y’s independence in performing audit services. E&Y represented to the Fund that E&Y and its members do not have any direct or indirect material financial interest in or connection with the Fund in any capacity other than as the independent registered public accounting firm for the Fund.

The members of the Audit Committee are: General James E. Dalton, Margaret M. Eisen, Michael M. Knetter, Eugene A. Matthews, and George W. Morriss, constituting all of the current Independent Trustees. None of the current Independent Trustees are candidates for re-election to the Board.

VOTING INFORMATION

Record Date

Holders of Common Shares and MMP Shares of record on the Record Date are entitled to be present and to vote at the Annual Meeting. Each shareholder will have one vote for each dollar, and a proportionate fraction of a vote for each fraction of a dollar, of the net asset value per share of each share held on the Record Date. On the Record Date, 12,247,538.410 shares of Common Shares and 3,600 shares of MMP Shares, totaling 12,251,138.410 shares of the Fund were outstanding. On Record Date the net asset value of the common shares was $14.57 and the MMP Shares were redeemable at $25,000 per share.

Votes Required for the Election of Trustees

As indicated earlier, holders of MMP Shares, voting as a separate class, are entitled to elect two (2) trustees, and the remaining trustees are to be elected by holders of Common Shares and MMP Shares, voting together as a single class. At the Annual Meeting, Mr. Cannon, Ms. Colish, Ms. Harvey, Dr. Kavesh, Mr. O’Brien, Mr. Rivkin, Mr. Rulon, Mr. Ryan, Mr. Seip, Ms. Straight, Mr. Sundman and Mr. Trapp (“Common Nominees”) are nominated to be elected by the holders of Common Shares and MMP Shares, voting together as a single class, and Mr. Hirsch and Mr. Mileaf (“Preferred Nominees”) are nominated to be elected by the holders of MMP Shares only, voting separately as a single class.

The following Nominees will be elected if they receive a plurality of all votes cast (Common Shares and MMP Shares) in person or by proxy at the Annual Meeting if a quorum exists: Mr. Cannon, Ms. Colish, Ms. Harvey, Dr. Kavesh, Mr. O’Brien, Mr. Rivkin, Mr. Rulon, Mr. Ryan, Mr. Seip, Ms. Straight, Mr. Sundman and Mr. Trapp. Mr. Hirsch and Mr. Mileaf, each a nominee for trustee, will be elected if they receive a plurality of all MMP votes cast in person or by proxy at the Annual Meeting if a quorum exists. Broker non-votes, if any, will not have any effect on the outcome of the election.

Voting Instructions for Shares held in your name

Any shareholder holding shares in his or her name as record holder may vote shares by proxy through the mail as described on the enclosed proxy card(s). A properly completed and submitted proxy card will be voted in accordance with the shareholder’s instructions, unless those instructions are subsequently revoked. If no choice is specified, shares will be voted FOR the election of the nominees and FOR or AGAINST any other matters acted upon at the Annual Meeting in the discretion of the persons named as proxies. Any shareholder that attends the Annual Meeting and wishes to vote in person will be given a ballot prior to the vote.

Voting Instructions for Shares held in “Street Name”

Any shareholder holding shares through a broker may vote his or her proxy through the mail, internet or telephone as described in the enclosed proxy card(s). Any shareholder that attends the Annual Meeting and wishes to vote in person will be given a ballot prior to the vote. However, if shares are held in the name of a broker, bank or other nominee, the shareholder must bring a letter from the nominee indicating that the shareholder is the beneficial owner of the shares on the Record Date and authorizing the shareholder to vote.

Revoking a Proxy

Any shareholder giving a proxy has the power to revoke it prior to its exercise in one of three ways: (1) by submission of a proxy card with a later date; (2) by voting in person at the Annual Meeting; or (3) by submitting a letter stating that the proxy is revoked to Jonathan Morris, Secretary, c/o Lehman Brothers, 399 Park Avenue, New York, New York 10022. Presence at the Annual Meeting alone does not revoke a previously executed and returned proxy card.

Quorum; Adjournment

A quorum of shareholders is necessary to take action at the Annual Meeting. A quorum will exist for the election of the Common and Preferred Nominees if shareholders entitled to vote 25% of all shares (Common Shares and MMP Shares) outstanding on the Record Date are present in person or by proxy. A quorum will exist for the election of the Preferred Nominees if shareholders entitled to vote 25% of the MMP Shares of the Fund outstanding on the Record Date are present in person or by proxy. The failure of a quorum to be present at the Annual Meeting will necessitate adjournment and will subject the Fund to additional expense.

Under New York Stock Exchange rules applicable to broker-dealers, if a broker holds a shareholder’s shares in its name, the Fund expects that the broker will be entitled to vote those shares on election of nominees even if the broker has not received instructions from the shareholder. A “broker non-vote” occurs when a broker has not received voting instructions from a shareholder and is barred from voting the shares without shareholder instructions because the proposal is non-routine. Because the election of nominees is considered routine, the Fund does not expect to receive any broker non-votes. Broker non-votes, if any, and votes withheld will count as present for establishing a quorum.

In the event that a quorum is not present at the Annual Meeting, or for any other reason, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit further solicitation of proxies. Under the Fund’s By-Laws, any meeting of shareholders may be adjourned from time to time by: (a) the vote of the majority of the shares represented at that meeting, either in person or by proxy, or (b) in his or her sole discretion by the chair of the meeting. The persons named as proxies will vote those proxies which they are entitled to vote FOR the election of any nominee in favor of such an adjournment and will vote those proxies required to WITHHOLD on all of the nominees against any such adjournment. Broker non-votes will have no effect on the outcome of a vote on adjournment. A shareholder vote may be taken on one or more of the proposals prior to any adjournment if sufficient votes have been received for approval.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD(S) AS SOON AS POSSIBLE IN THE MANNER DESCRIBED IN THE ENCLOSED PROXY CARD(S). A SHAREHOLDER HOLDING SHARES IN “STREET NAME” MAY ALSO VOTE HIS OR HER PROXY BY TELEPHONE OR THE INTERNET AS DESCRIBED IN THE ENCLOSED PROXY CARD(S).

APPENDIX A

Set forth below is information about the current Trustees who are not candidates for re-election.

Name, Address* and Date of Birth	Position(s) Held with Fund	Length of Time Served and Term of Office	Principal Occupations(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by this Trustee
Independent Trustees

General James E. Dalton, Retired 10/17/1930	Trustee	Since June 2003	Formerly Vice President of Logicon Inc., a wholly-owned subsidiary of Northrop Grumman , 1985-1998; formerly General Manager of Logicon’s Defense Technology Group, 1995-1998.	1
Director of Defense Group, Inc., a defense business, 1999 - 2005; Director, Chair of the Audit Committee at William Lyon Homes, a home building business, 1991-2005; Director of Finance America, a mortgage business, 2002-2004.

Margaret M. Eisen 6/19/1953	Trustee	Since June 2003	Managing Director of Marketing, CFA Institute, since 2005; formerly, Managing Director and Chief Investment Officer of EAM International, LLC, an investment banking and asset management firm, 2003-2005; formerly, Managing Director of DeGuardiola Advisors, an investment bank, 2001-2002; formerly, Managing Director of North American Equities of General Motors Investment Management Corporation, 1995-2001.	1
Director, and Member of the Audit Committee of Antigenics Corporation, a bio-pharmaceutical company, since 2003; Trustee of Columbia Acorn family of mutual funds of Wanger Asset Management (six portfolios under management), since 2002.

Name, Address* and Date of Birth	Position(s) Held with Fund	Length of Time Served and Term of Office	Principal Occupations(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by this Trustee
Michael M. Knetter 4/8/1960	Trustee	Since June 2003	Dean of the University of Wisconsin-Madison School of Business, since 2002; formerly, Professor of International Economics and Associate Dean at the Amos Tuck School of Business, Dartmouth College, 1997-2002.	1	Director, Wausau Paper, since 2005; Director, Great Wolf Resorts, since 2004.
Eugene A. Matthews 11/19/1958	Trustee	Since June 2003	President of Nintai, Incorporated, an investment advisory firm, since 1997; formerly, Senior Fellow of Asia Studies of the Council of Foreign Relations, 2001-2003; formerly, Asia Studies Project Director for the Japan Economic Task Force and Leader of Asia Roundtables, 2001-2003; Founding and General Partner of Apax-Globis Japan, Inc., a private equity investment firm, since 1998; formerly, Founder/President of Ashta International, a Vietnamese investment firm, 1989-1997.	1	None
George W. Morriss 9/24/1947	Trustee	Since June 2003	Formerly, Executive Vice President and Chief Financial Officer of People’s Bank, a financial services company, 1991-2001.	1	None
Interested Trustees**
Stephanie E. Dolan 4/4/1963	Trustee	Since June 2003	Managing Director of Lehman Brothers Inc., since January 2006; Senior Vice President of Lehman Brothers Inc., 2000-2006; Controller of Lehman Brothers Asset Management Inc., since 2003.	1	None
Scott Hall 1/12/1957	Trustee	Since June 2003	Managing Director of First Trust Advisors L.P. and First Trust Portfolios L.P., since 1991.	1	None

Name, Address* and Date of Birth	Position(s) Held with Fund	Length of Time Served and Term of Office	Principal Occupations(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by this Trustee
Kurt A. Locher 5/9/1966	Trustee	Since June 2003	Managing Director of Lehman Brothers Inc., since 1998; Managing Director of Lehman Brothers Asset Management Inc., since 2003; Managing Director of Lehman Brothers Asset Management LLC, since 2003; formerly, Director of BNC Mortgage Inc., 2000-2004, Finance America LLC, 1999-2004; Director TrueLink Inc., 1999-2004; President of Lehman Brothers Bank, F.S.B., 1999-2000; Senior Vice President of Lehman Brothers Inc., 1995-1998.	1	None
*	The business address for each nominee and trustee is Lehman Brothers Asset Management Inc., 399 Park Avenue, New York, New York 10022.
**
Stephanie E. Dolan and Kurt A. Locher are “interested persons” of the Fund, as such term is defined by the 1940 Act, by virtue of their officerships with Lehman Brothers Asset Management Inc., the investment adviser to the Fund (“Lehman Brothers” or the “Adviser”). Scott Hall is an “interested person” of the Fund, as such term is defined by the 1940 Act, by virtue of his employment with First Trust Portfolios LP, the Fund’s servicing agent and distribution and marketing agent.

Security Ownership of Trustees

The following table shows the dollar range of equity securities beneficially owned by each trustee in the Fund as of December 31, 2005.

Name of Current Trustees	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen or to be Overseen by Trustee in Family of Investment Companies+
Interested Trustees

Stephanie E. Dolan	None	None
Scott Hall	$1-10,000	$1-10,000
Kurt A. Locher	$10,001-50,000	$10,001-50,000

Independent Trustees

Margaret M. Eisen	None	None
Eugene A. Matthews	None	None
General James E. Dalton	None	None
Michael M. Knetter	None	None
George W. Morriss	$10,001-50,000	$10,001-50,000

+	Does not include the Neuberger Berman Funds.

APPENDIX B

AUDIT COMMITTEE CHARTER

LEHMAN BROTHERS INVESTMENT COMPANIES

This charter sets forth the purpose, authority and responsibilities of the Audit Committee of the Board of Trustees (the "Board") of each investment company (each, a "Fund" and collectively, the "Funds") advised by Lehman Brothers Asset Management Inc. ("Lehman").

Purposes

The Audit Committee of the Board (the "Committee") has, as its primary purposes:

(i) oversight responsibility with respect to: (a) the adequacy of the Fund's accounting and financial reporting processes, policies and practices; (b) the integrity of the Fund's financial statements and the independent audit thereof; (c) the adequacy of the Funds' overall system of internal controls and, as appropriate, the internal controls of certain service providers; (d) the Fund's compliance with certain legal and regulatory requirements; (e) determining the qualification and independence of the Fund's independent auditors; and (f) the Fund's internal audit function, if any; and

(ii) to the extent required by applicable law, the preparation of any report required to be prepared by the Committee pursuant to the rules of the Securities and Exchange Commission ("SEC") for inclusion in the Fund's annual proxy statement with respect to the election of directors.

Authority

The Committee has been duly established by the Board and shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain counsel and other experts or consultants at the expense of the Funds. The Committee has the authority and responsibility to retain and terminate the Funds' independent auditors. In connection therewith, the Committee must evaluate the independence of the Funds' independent auditors and receive the auditors' specific representations as to their independence.

Composition and Term of Committee Members

The Committee shall be comprised of the Trustees selected by the Board. To be eligible to serve as a member of the Committee, a Trustee must be an "Independent Trustee," which term shall mean a Trustee (i) who is not an "interested person," as defined in the Investment Company Act of 1940, as amended, of the Funds; and (ii) who has not accepted directly or indirectly any consulting, advisory, or other compensatory fee from the Funds (other than fees for serving as a Trustee or member of a Fund's Audit Committee). The members of the Committee shall designate one member to serve as Chairman of the Committee.

Each member of the Committee shall serve until a successor is appointed.

The Board must determine whether: (i) the Committee has at least one member who is an "audit committee financial expert," ("ACFE") as such term is defined in the rules adopted under Section 407 of the Sarbanes-Oxley Act of 2002; (ii) the Committee has at least one member who possesses "accounting and financial management expertise" (as such term is described under the New York Stock Exchange Listing Requirements) which may be based on past employment expertise, professional certification in accounting or other comparable experience or background that indicates an individual's financial sophistication; and (iii) each member of the Committee possesses sufficient "financial literacy," as required under the New York Stock Exchange Listing Requirements. Notwithstanding any such designation, each member of the Committee is expected to contribute significantly to the work of the Committee. The designation of a person as an ACFE will not impose any greater responsibility or liability, duties or obligations on that person than the responsibility and liability, duties and obligations imposed on such person as a member of the Board and the Committee, nor does it decrease the responsibility and liability, duties and obligations of other members of the Committee or the Board.

Meetings

The Committee shall meet on a regular basis and no less frequently than semi-annually. The Committee shall meet, at a minimum, within 90 days prior to the filing of each annual report on Form N-CSR. The Committee shall meet to discuss with management the annual audited financial statements and may also meet to discuss semi-annual financial statements. To the extent deemed necessary, the Committee should meet separately with management, the Funds' administrator and independent auditors to discuss any matters that the Committee or any of these persons or firms believe should be discussed privately. The Committee may request any officer or employee of Lehman, the Funds' legal counsel (or counsel to the independent Trustees of the Board) or the independent auditors to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

Minutes of each meeting will be taken.

Any action of the Committee requires the vote of a majority of the Committee members present, whether in person or otherwise, at the meeting at which such action is considered. At any meeting of the Committee, one member of the Committee shall constitute a quorum for the purpose of taking any action.

Duties and Powers of the Committee

In fulfilling their responsibilities as members of the Committee, it is not the duty or the responsibility of the Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Each member of the Committee shall be entitled to rely on: (i) the integrity of those persons within and outside the Funds from which it receives information; (ii) the accuracy of the financial and other information provided to the Committee absent actual knowledge to the contrary (which shall be promptly reported to the Board); and (iii) statements made by the officers and employees of a Fund, a Fund's investment adviser or other third parties as to any information, technology, internal audit and other non-audit services provided by the independent accountants to a Fund. The duties and powers of the Committee include, but are not limited to, the following:

• direct responsibility for the appointment, compensation, retention and oversight of the work of the Funds' independent auditors (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Funds, and the independent auditors must report directly to the Committee;

• approve the compensation of the independent auditors, such amount to be paid by the Fund;

• evaluate the independence of the Funds' independent auditors and receive the auditors' specific written representations as to their independence;

• to the extent required by applicable law, pre-approve: (i) all audit and non-audit services that the Funds' independent auditors provide to the Funds, and (ii) all non-audit services that the Funds' independent auditors provide to the Funds' investment adviser and any entity controlling, controlled by, or under common control with the Funds' investment adviser that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Funds;

• meet with a Fund's independent auditors, including separate meetings, as necessary to (i) review the arrangements for and scope of the annual audit and any special audits; (ii) discuss any matters of concern relating to the Funds' financial statements, including any adjustments to such statements recommended by the auditors, or other results of the audit; (iii) consider the auditors' comments with respect to the Funds' financial policies, procedures and internal accounting controls and management's responses thereto; and (iv) review the form of opinion the auditors propose to render to the Trustees and shareholders of the Funds;

• review reports prepared by the Funds' independent auditors detailing the fees paid to the Funds' independent auditors for: (i) audit services (includes all services necessary to perform an audit, services provided in connection with statutory and regulatory filings or engagements and other services generally provided by independent auditors, such as comfort letters, statutory audits, attest services, consents and assistance with, and review of, documents filed with the SEC); (ii) audit-related services (covers assurance and due diligence services, including, certain consultations and audits in connection with acquisitions, internal control reviews and consultations concerning financial accounting and reporting standards and certain agreed-upon procedures); (iii) tax services (services performed by a professional staff in the accounting firm's tax division, except those services related to the audit, including tax compliance, tax planning and tax advice); and (iv) other services;

• ensure that the Funds' independent auditors prepare and deliver annually to the Committee a written statement (the "Auditors' Statement") describing: (i) the auditors' internal quality control procedures; (ii) any material issues raised by the most recent internal quality control review or peer review of the auditors, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried our by the auditors, and any steps taken to deal with any such issues; and (iii) all relationships between the independent auditors and the Funds, including each non-audit service provided to the Funds and the matters set forth in Independence Standards Board No. 1;

• prior to filing a Fund's annual report with the SEC, receive and review a written report (or update, with respect to a semi-annual filing), as of a date 90 days or less prior to the filing, to the Committee from the Funds' independent auditors regarding any: (i) critical accounting policies to be used; (ii) alternative accounting treatments that have been discussed with the Funds' management along with a description of the ramifications of the use of such alternative treatments and the treatment preferred by the independent auditors; (iii) material written communications between the auditor and management of the Funds; and (iv) all non-audit services provided to any entity in the Funds' investment company complex that were not pre-approved by the Committee;

• prior to the filing of a Fund's semi-annual report with the SEC, receive and review such report as of a date 90 days or less prior to its filing;

• oversee the Funds' internal controls and annual and semi-annual financial reporting process, including results of the annual audit. Oversee internal accounting controls relating to the activities of the Funds' custodian, investment adviser(s) and administrator through the periodic review of reports, discussions with appropriate officers and consideration of reviews provided by internal audit staff;

• establish procedures for: (i) the receipt, retention, and treatment of complaints received by the Funds regarding accounting, internal accounting controls or auditing matters; and (ii) the confidential, anonymous submission by any employees of the Funds and its service providers of concerns regarding questionable accounting or auditing matters;

• review of any issues brought to the Committee's attention by independent public accountants or the Funds' management, including those relating to any deficiencies in the design or operation of internal controls which could adversely affect a Fund's ability to record, process, summarize and report financial data, any material weaknesses in internal controls and any fraud, whether or not material, that involves management or other employees who have a significant role in a Fund's internal controls;

• review and evaluate the qualifications, performance and independence of the lead partner of the Funds' independent auditors;

• require the Funds' independent auditors to report any instance of an audit partner of those auditors earning or receiving compensation based on that partner procuring engagements with the Fund to provide any services other than audit, review or attest services;

• to the extent there are Trustees who are not members of the Committee, report its activities to the Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate;

• review the Committee's charter at least annually and recommend any material changes to the Board;

• review the Committee's powers and responsibilities annually and make recommendations to the Board regarding these responsibilities; and

• review such other matters as may be appropriately delegated to the Committee by the Board.

Adopted: June 26, 2003
Amended: February 25, 2004